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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-84296, 33-62277, 33-64517, 333-53585,
333-69887, 333-69885, and 333-27999) of ORBITAL SCIENCES CORPORATION of our reports dated April 17, 2000 relating to the consolidated financial statements and financial statement schedules of Orbital Sciences Corporation and our report dated March 24, 2000 related to the financial statements of Orbital Imaging Corporation, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
McLean, Virginia


                                 April 17, 2000







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